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                                                                EXHIBIT 10.10(c)

                              THIRD AMENDMENT TO
                               OSHMAN EMPLOYEES'
                              PROFIT-SHARING PLAN


    WHEREAS, OSHMAN'S SPORTING GOODS, INC. (the "Company") and other Employing Companies have heretofore adopted and maintain the OSHMAN EMPLOYEES' PROFIT-SHARING PLAN (the "Plan"); and

    WHEREAS, the Plan was amended and restated, effective February 1, 1989, except as otherwise indicated therein; and

    WHEREAS, the Company desires to further amend the Plan on behalf of itself and the other Employing Companies;

    NOW, THEREFORE, the Plan is hereby amended as follows, effective as of September 1, 1995:

    The penultimate sentence of Section 13.04 of the Plan shall be deleted and the following shall be substituted therefore:

        "The Trustees may, however, acquire "qualifying Company securities" as an investment provided that immediately after such acquisition the aggregate fair market value of "qualifying Company securities" held in the Trust Fund does not exceed 25% of the then fair market value of the assets of the Trust Fund."

    As amended hereby, the Plan is specifically ratified and affirmed.

    EXECUTED, this 22nd day of September, 1995.


                                   OSHMAN'S SPORTING GOODS, INC.

                                   By:   /s/ Alvin N. Lubetkin

                                   Name: Alvin N. Lubetkin

                                   Title: Chief Executive Officer